EQUITY FUNDS

SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED JUNE 11, 2018 TO

SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2017, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds has approved a change in the International Equity Fund’s (the “Fund”) investment performance benchmark index from the MSCI® EAFE® Index to the MSCI® World ex USA Index.

The Fund’s investment performance benchmark index is being changed to the MSCI World ex USA Index in order to better align the Fund’s benchmark index with the investment adviser’s view of the developed international equity markets. Correspondingly, the Fund’s principal investment strategies will be updated to reference the MSCI World ex USA Index.

The MSCI World ex USA Index consists of large and mid-cap stocks across 22 of 23 developed markets countries, excluding the United States. The MSCI World ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country. As of May 31, 2018, the developed market countries included in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

These changes will become effective on July 31, 2018. The Fund’s revised principal investment strategies will be set forth in an updated prospectus and summary prospectus dated July 31, 2018.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	EQTY SPT (06/18)

NORTHERN FUNDS PROSPECTUS